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                                                                    Exhibit 10.1

                           SPACE AND SERVICE AGREEMENT

     This Agreement ("Agreement") is made as of the 2nd day of October 2001 by
                      ---------
and between PowerSPACE and Licensee.

     1. LICENSE AND OFFICE. PowerSPACE shall provide to Licensee for and in consideration of the agreements and fee(s) set forth herein, a license to use the Office, certain furniture and equipment and certain common areas ("Common
                                                                       ------
Areas") in common with PowerSPACE and other licensees, all as more particularly
-----
set forth herein. Licensee shall be provided with the exclusive use of the Office 24 hours a day, 7 days a week, subject to Landlord's and PowerSPACE's reasonable rules for security in the Building and the premises leased by Landlord to PowerSPACE in the Building (the "Executive Office Center"). "Landlord" shall mean, the fee owner of the Building, or if there shall exist a superior lease to which PowerSPACE shall be subject, the tenant under such superior lease. Subject to the provisions of this Agreement and reasonable rules for security in the Building and the Executive Office Center, Licensee shall be provided with reasonable non-exclusive use of Common Area facilities at all times, except that conference and training rooms are available during Business Hours only as provided herein, unless otherwise agreed to by PowerSPACE. "Business Hours" shall mean during Business Days the normal business hours established by Landlord for the furnishing of heating and air-conditioning. "Business Days" shall mean all days, excluding Saturdays, Sundays and all days observed by either the State of New York or the Federal Government and by the labor unions servicing the Building as legal holidays. Licensee shall use the Office and Common Areas in accordance with all applicable laws.

     If, for any reason whatsoever, PowerSPACE is unable to deliver possession of the Office or an alternative office (substantially similar in area and configuration to the Office) in the Executive Office Center on the Commencement Date, and such failure continues for 10 Business Days after the Commencement Date, Licensee upon written notice to PowerSPACE, delivered within 3 days after the expiration of such 10 Business Day period, as its sole remedy for such failure, may cancel and terminate this Agreement in which case any prior payments shall be fully refunded. If Licensee shall not cancel this Agreement as aforesaid, the Commencement Date shall be postponed until the date the Office or an alternative office is delivered to Licensee. No such failure to give possession of the Office (or an alternative office) on the Commencement Date shall in any wise affect the validity of this Agreement or the obligations of Licensee hereunder or give rise to any claim for damages by Licensee, nor shall the same be construed in any wise to change the Expiration Date. No such failure to deliver possession shall subject PowerSPACE to any liability whatsoever.

     PowerSPACE shall have the right, upon 5 days written notice, to relocate Licensee to another office in the Executive Office Center, and to substitute such other office for the Office, provided such other office is substantially similar in area and configuration to the Office and provided further that Licensee shall incur no increase in the Monthly Base Fee as a result thereof. PowerSPACE agrees to move Licensee to its new location at PowerSPACE's expense.

     2. SERVICES. PowerSPACE agrees, in consideration of the Monthly Base Fee, to provide the Basic Services to Licensee and the other items and services listed in the Summary of Terms under the heading Additional Fixed Monthly Charges. "Basic Services" shall mean standard office cleaning and maintenance services, electricity, utilities, a listing of Licensee's name in the Building's lobby directory, furnished Office, furnished reception area, professional receptionist, use of furnished conference rooms (up to a maximum of number of hours per month as set forth in the Summary of Terms annexed hereto), pantry facilities, including coffee and water, receipt of mail and packages, distribution and delivery of incoming mail to each Office, and heating and air-conditioning to the Office for normal office use during Business Hours. During hours other than Business Hours, upon Licensee's prior notice, given in advance as reasonably required by PowerSPACE, overtime heating or air-conditioning services shall be provided, and Licensee agrees to reimburse PowerSPACE an amount equal to the Landlord's then established charges for such overtime services. However, if more than one licensee requests such overtime service for the same periods, PowerSPACE agrees to pro-rate such charges among the licensees then requesting such overtime service. Use of conference rooms shall be subject to reservations on a first come, first served basis. If any reservation is made and not canceled upon at least 24 hours prior written notice, Licensee shall be deemed to have used such conference room for the time reserved and that time shall be charged against the hours which Licensee is allocated as part of the Base Monthly Fee. If Licensee's total number of hours of use or deemed use of conference rooms for any month exceeds such monthly allowance, then Licensee shall be charged for the number of hours for which the conference room(s) were reserved in accordance with PowerSPACE's then charges for Schedule 1 Services to the extent that such reserved hours exceeds the monthly allowance. From time to time during the Term, PowerSPACE may, at its option, make other services available to Licensee including those similar in nature to those described in Schedule "1" (the "Schedule 1 Services") at the rates then charged by PowerSPACE therefor. PowerSPACE may discontinue any
Schedule 1 Service on 30 days prior notice. PowerSPACE may require an increase in the Retainer from Licensee as a condition to provide or continue to provide any Schedule 1 Service. If Licensee is in default of this Agreement, PowerSPACE may, at its option, cease furnishing any and all services provided herein, including, without limitation, Basic Services and Schedule 1 Services. Licensee agrees that the maximum number of persons who may use any particular office at any one time shall be as set forth in the Summary of Terms. In the event that Licensee uses any particular office for more than the number of persons listed in the column entitled Number of Occupants in the Summary of Terms for such office, then notwithstanding that the same shall be a breach of this Agreement, and without limiting PowerSPACE's rights hereunder for such breach, PowerSPACE may increase the Base Monthly Fee by the amount of $250 for each person that PowerSPACE determines is using an office or services in excess of the number of permitted persons permitted to use such office. Except as expressly provided to the contrary herein, Licensee shall use only telecommunications systems and services as provided by PowerSPACE. Licensee shall pay PowerSPACE a fee for each telephone call, long distance and local made by Licensee at the rates then charged by PowerSPACE therefore (LICENSEE TO RECEIVE 50% REDUCTION IN DOMESTIC LONG DISTANCE RATE). In the event PowerSPACE discontinues the offering of long distance service, Licensee shall provide its own long distance service through a locally accessed long distance carrier.

     3. PAYMENTS OF FEES. Upon execution hereof, Licensee shall pay to PowerSPACE the Total Opening Charges as set forth on the Summary of Terms. Licensee agrees to pay to PowerSPACE the Monthly Base Fee including all applicable sales and use taxes, in advance, on the first day of each calendar month from and including the Commencement Date through and including the End Date, without any deduction, offset, notice or demand. "End Date" shall mean the Expiration Date or such earlier or later date on which this Agreement shall sooner or later end pursuant to any of the terms, conditions or covenants of this Agreement or pursuant to law. Licensee shall timely pay any occupancy and taxes required to be paid by Licensee under applicable law. If the Commencement Date shall not occur on the first

                                  Page 1 of 9

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day of a month, the Monthly Base Fee for such month shall be equitably prorated to reflect the actual number of days of such month that shall be from and including the Commencement Date through and including the last day of such month in which the Commencement Date occurs. Except as otherwise provided herein, Licensee agrees to pay PowerSPACE for any service or item ordered, used or purchased by Licensee, including, without limitation, Schedule "1" Services, telephone charges and overtime services, and any other amounts due hereunder, within 10 days after rendition of any statement therefor. The Schedule 1 Service charges shall be based upon PowerSPACE's then established charges for such
Schedule 1 Service. Licensee agrees to pay all amounts which Landlord charges, and/or which PowerSPACE may incur, as a result of or arising from or in connection with Licensee's moving into and/or out of the Office, Executive Office Center and the Building, including, without limitation, for changing listings on the Building's lobby directory or computerized directory and for use of the freight elevator in the Building, within 10 days after rendition of any statement therefor.

     The Monthly Base Fee and other sums due hereunder shall be payable to PowerSPACE at the office of PowerSPACE at the Executive Office Center or as otherwise directed, in writing, by PowerSPACE. If the Monthly Base Fee or any other sums required to be paid by Licensee hereunder is not paid when due, Licensee shall pay each month to PowerSPACE until paid in full, an amount equal to the greater of (i) 5% of the amounts due, which were not timely paid hereunder, and (ii) $25. The parties agree that such charges are fair and reasonable compensation for loss of the use of such funds and for administrative costs incurred by PowerSPACE. Licensee acknowledges that all the financial terms of this Agreement are strictly confidential and Licensee shall not knowingly or wilfully divulge this information to any other licensee or potential licensee of PowerSPACE.

     4. CONTINUATION OF AGREEMENT. This Agreement shall automatically be renewed for an additional term or terms for the same number of full calendar months as between and including the Commencement Date and the Expiration Date, upon the same terms and conditions as contained herein, unless either party gives notice to the other in writing that it elects not to renew this Agreement at least 60 days prior to the Expiration Date, if Licensee has 1 or 2 offices, or 90 days prior to the Expiration Date, if Licensee has 3 or more offices. On the first annual anniversary of the Commencement Date and each and every anniversary Date thereafter the Monthly Base Fee shall be automatically increased by six percent (6%) of the Monthly Base Fee payable for the month preceding said anniversary date.

     5. RETAINER. Upon the execution of this Agreement, Licensee shall pay PowerSPACE or its agent a retainer ("Retainer") in the amount listed in the
                                     --------
Summary of Terms as part of the Total Opening Charges. Licensee acknowledges that no interest shall be paid thereon to Licensee. In the event Licensee fails to pay any sums due hereunder or fails to perform any of the terms hereof, PowerSPACE may, in addition to its other remedies hereunder, use, apply or retain the whole, or any part of the Retainer for the payment of any service fee or any other payment due hereunder, or for payment of any other sum which PowerSPACE may spend by reason of Licensee's default hereunder. If PowerSPACE applies all or any part of the Retainer as provided herein, within 5 days after written demand therefor, Licensee shall replenish such Retainer so that at all times throughout the period that this Agreement is in effect, PowerSPACE shall have the full amount of said Retainer. If as of the End Date, Licensee shall have fully and faithfully complied with all of the terms and provisions of this Agreement and surrendered all keys, access cards and building passes to PowerSPACE, the Retainer, or any balance thereof, shall be returned to Licensee within 30 Business Days after Licensee has satisfied all of its obligations under this Agreement, including, without limitation, its obligations under Paragraph 14 hereof. Upon any increase in the Monthly Base Fee, the Retainer shall increase by an amount equal to the product of (i) 1.5 and (ii) the amount by which the Monthly Base Fee has increased, and within 10 days after written demand therefor, Licensee shall pay to PowerSPACE such additional amount.

     6. INTERRUPTION OF SERVICES; INDEMNITY. Licensee acknowledges and agrees that PowerSPACE shall not be liable for costs, expenses or damages, direct or indirect, and Licensee waives, and agrees not to make any claim for the same, which may be incurred by Licensee for the failure of PowerSPACE to provide, or for the interruption, delay or discontinuance of, any service, including, without limitation, Basic Services and Schedule 1 Services, or any error or omission with respect thereto, or as a result from the failure of any third party including, without limitation, Landlord or any utility or telephone company to furnish any service.

     To the fullest extent permitted by law, PowerSPACE and its respective direct and indirect, directors, officers, members, partners, shareholders, agents, servants and employees ("Indemnities") shall not be liable for, and
                                 -----------
Licensee waives all right of recovery against the Indemnities for damages, direct or consequential, including with respect to lost business or profits, whether arising from any acts, omissions or negligence of any Indemnitee, Landlord and/or any third party. Licensee further agrees that all risk of damage or loss of personal property of Licensee, its agents, employees, contractors, and invitees, within or about the Executive Office Center or the Building shall be at the sole risk of Licensee.

     Licensee agrees to indemnify, defend, protect and hold harmless the Indemnities from and against all claims, liabilities, fines, suits, demands, costs and expenses (including attorneys' fees and disbursements) against the Indemnities arising from any act, omission or negligence of Licensee, its contractors, licensees, agents, servants, employees, invitees or visitors.

     7. INSURANCE. Licensee shall obtain prior to the Commencement Date and maintain throughout the period that this Agreement is in effect, including the End Date, a policy of commercial general liability and property damage on an occurrence basis with a broad form of contractual liability endorsement in an amount of not less than [$1,000,000 ] and such other insurance as PowerSPACE may reasonably require. In addition, Licensee shall insure its equipment, furnishings, furniture and other personal property for the full replacement cost thereof. Such policies shall name Licensee as the insured, and PowerSPACE, PowerSPACE's agents, Landlord and Landlord's agents as additional insureds. All such insurance shall be with a reputable insurance company reasonably acceptable to PowerSpace which company shall be licensed to do business in the state where the Building is located. Prior to Licensee entering into possession of the Office, Licensee shall furnish PowerSPACE with a copy of such insurance policies or certificates together with proof of payment of the premiums therefor. Within 15 days prior to the expiration of such policies, Licensee shall provide PowerSPACE with evidence of renewal of such policies or of replacement policies together with proof of payment of the premiums therefor.

     Licensee agrees to obtain waivers of subrogation from its insurance carriers with respect to property damage and waives any and all rights of recovery against the Indemnities for loss of or damage to its property or the property of others under its control, to the extent such loss or damage is covered by the proceeds paid by any insurance policies, or should have been covered by any insurance policy(ies) required to be obtained by Licensee hereunder.

                                  Page 2 of 9

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     8.  DEFAULT. Licensee shall be in default under this Agreement: (a) if
Licensee fails to pay the Monthly Base Fee or other sums hereunder when due; or
(b) if Licensee fails to perform any other provision of this Agreement and any such default continues for 10 days after written notice by PowerSPACE; or (c) if Licensee becomes insolvent or bankrupt or makes an assignment for the benefit of creditors; or (d) if Licensee shall be in default of any other agreement between PowerSPACE and Licensee.

     If Licensee is in default hereunder, PowerSPACE shall have the option to pursue any remedies available at law or in equity, and collect any damages which PowerSPACE may be permitted to collect hereunder or by law including, the following remedies and damages, without notice or demand: (1) PowerSPACE may terminate this Agreement and enter into the Office without releasing Licensee from Licensee's obligations hereunder; (2) PowerSPACE may relicense the Office by entering into a new space and service agreement with a third party which may include other or different terms and services, provided, however, that PowerSPACE shall have no obligation to relicense the office. No such relicensing or failure to relicense or enter into a new space and service agreement shall operate to relieve Licensee of any liability under this Agreement. Licensee shall pay to PowerSPACE, as damages, any deficiency between the Monthly Base Fee for the period which otherwise would have constituted the unexpired portion of the term and the net amount, if any, of Monthly Base Fee collected under any such relicensing for such period, (3) Licensee shall pay to PowerSPACE all of PowerSPACE's expenses in connection with the termination of this Agreement, PowerSPACE's re-entry and/or relicensing, including all repossession costs, brokerage commissions, attorneys' fees and disbursements, alteration costs, and other expenses; and (4) any personal property remaining in the Office after the termination of this Agreement shall be deemed abandoned and may be destroyed by PowerSPACE without liability therefor.

     9. CARE OF THE OFFICE AND FURNISHINGS. Licensee shall take good care of the Office and PowerSPACE's equipment and furnishings. Licensee shall not damage any part of the Building or the property of PowerSPACE or disturb the quiet enjoyment of any other licensees or occupants of the Building. Licensee shall not damage or deface the furnishings, walls, floors or ceilings, nor make holes for the hanging of pictures or make or suffer to be made any waste, obstruction or unlawful, improper or offensive use of the Office or the Common Areas. No alterations, installations, improvements, additions or physical changes ("Alterations") shall be made to the Office or the Executive Office Center
  -----------
without PowerSPACE's prior written consent. If any Alterations are consented to by PowerSPACE, the same shall be made by PowerSPACE and Licensee agrees to pay PowerSPACE the cost thereof. PowerSPACE shall have the right, from time to time, to enter the Office to inspect the Office and its furniture and equipment and to make such repairs and alterations as PowerSPACE reasonably deems necessary or desirable, and the actual costs of any such repair resulting from damage or from any act or omission of Licensee and its agents, employees, invitees, contractors shall be reimbursed to PowerSPACE by Licensee upon written demand therefor. Within 90 days prior to termination of this Agreement, PowerSPACE shall have the right to show the Office to prospective licensees, provided PowerSPACE shall use reasonable efforts not to disrupt Licensee's business.

     10. RESTRICTION ON SERVICE AND HIRING. Licensee agrees that it shall not offer to any party in the Executive Office Center or the Building, any of the services which PowerSPACE provides to its Licensees including, but not limited to, the Basic Services and the services described in Schedule "1". Licensee covenants and agrees that for the period from the Commencement Date through and including the End Date, and for 1 year thereafter, neither Licensee nor any of its employees, principals or affiliated companies shall employ or retain the services of, directly or as an independent contractor, any person who is or was employed by PowerSPACE to render services in New York City at any time during the period from the Commencement Date through and including the End Date. In the event that Licensee shall breach any obligation or covenant contained in this paragraph, Licensee shall be liable to PowerSPACE for, and shall pay to PowerSPACE, on demand, liquidated damages in an amount equal to the last 6 months of such employee's salary for each employee with respect to whom such breach shall occur, it being mutually agreed that the actual damages to PowerSPACE for such breach would be extremely difficult to ascertain and that the aforesaid liquidated damage amount is fair and reasonable.

     11. NOTICES. All notices hereunder shall be in writing. Notices to Licensee shall be deemed to be duly given if personally delivered or mailed by registered or certified mail, postage prepaid, addressed to Licensee at the Address for Notices to Licensee set forth in the Summary of Terms.

Notice to PowerSPACE shall be deemed to be duly given if mailed by registered or certified mail, postage prepaid, to PowerSPACE as follows:

                    330 Madison Avenue, 9/th/ Floor
                    New York, NY 10017
                    Attn: Center Manager

with copies to:

                    Ms. Kathy Donohue, President
                    PowerSPACE and Services, Inc.
                    330 Madison Avenue, 9/th/ Floor
                    New York, NY 10017


and

                    Vornado Realty Trust
                    210 Route 4 East
                    Paramus, New Jersey 07652
                    Attn.: Mr. Joseph Macnow

     12. FIRE OR CASUALTY. If any part of the Executive Office Center is made unusable, in whole or in part, by fire or other casualty, PowerSPACE may, at its option, terminate the Agreement upon notice to Licensee, effective upon the date set forth in such notice

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for termination of this Agreement. If PowerSPACE fails to terminate this
Agreement and the Office is not repaired or restored within 60 days after the fire or other casualty, Licensee may terminate this Agreement during the 10 day period immediately succeeding such 60 day period, and Licensee shall be liable only for its obligations which accrued hereunder for the period prior to the effective date of such termination. If this Agreement is not terminated, the Monthly Base Fee shall be abated on a per diem basis for the portions of the Office that are unusable, if the fire or casualty was not the result of any act or negligence of Licensee or any employee of Licensee.

     13. RULES AND REGULATIONS. Licensee agrees to comply with all the rules and regulations attached hereto and made a part hereof as Exhibit A. PowerSPACE reserves the right to make such other rules and regulations as in its judgement may from time to time deems reasonable. PowerSPACE shall have no responsibility to Licensee for the violation or non-performance by any other licensees of any of the rules and regulations and shall have no liability to Licensee for its failure to enforce any of the foregoing. Licensee agrees to abide by all of PowerSPACE's and Landlord's rules and regulations, now or hereafter made as well as reasonable modifications to such rules and regulations.

     14. END OF TERM. Upon the occurrence of the End Date, Licensee shall immediately surrender the Office broom clean, in good order and condition, ordinary wear and tear excepted, and free of all of Licensee's personal property. Licensee shall return in good condition to PowerSPACE all furniture, furnishings and equipment provided by PowerSPACE to Licensee. If Licensee has occupied the Office for less than one year, then within 10 days after rendition of any statement therefor, Licensee shall pay PowerSPACE, the reasonable costs of refurbishing such Office, including, but not limited to, the costs of repainting and carpet cleaning. If possession of the Office is not surrendered to PowerSPACE, as aforesaid, then in addition to any other rights and remedies PowerSPACE may have hereunder or at law or in equity, and without limiting PowerSPACE's rights to collect any damages suffered by PowerSPACE arising from Licensee's failure to surrender the same as herein provided, Licensee shall pay to PowerSPACE for each and every month or portion thereof that Licensee fails to surrender possession of the Office on or prior to the End Date, on account of use and occupancy of the Office, an amount equal to the greater of (i) two times the sum of the Monthly Base Fee and any other monthly fees then payable by Licensee hereunder, and (ii) two times the then fair market value (as reasonably determined by PowerSPACE) of the Office and all services provided hereunder, computed on a per-month basis for each month or portion thereof.

     15. MISCELLANEOUS.

          A. All waivers must be in writing and signed by the waiving party. PowerSPACE's failure to enforce any provision of this Agreement or its acceptance of fees shall not be a waiver and shall not prevent PowerSPACE from enforcing any provision of this Agreement in the future. No receipt of money by PowerSPACE shall be deemed to waive any default of Licensee or to extend, reinstate or continue the term of this Agreement.

          B. The Summary of Terms, all Schedules and Exhibits attached hereto are hereby incorporated herein. If there is any conflict between Schedules or the Exhibits and the written text of paragraphs 1 through 14 hereof and the Summary of Terms, then the terms and provisions of the written text of Paragraphs 1 through 14 and the Summary of Terms shall control. The laws of the State in which the Building is located shall govern this Agreement.

          C. This Agreement contains the entire agreement between the parties and supersedes all prior understandings, if any, with respect thereto. This Agreement shall not be modified, changed, or supplemented, except by a written instrument executed by both parties. All amendments to this Agreement shall be in writing and signed by all parties. The invalidity or unenforceability of any provision hereof shall not affect the remainder hereof.

          D. All parties signing this Agreement on behalf of Licensee shall be jointly and severally liable for all obligations of Licensee hereunder.

          E. Licensee represents and warrants to PowerSPACE that there are no agents, brokers, finders or other parties, except Broker, with whom Licensee has dealt who are or may be entitled to any commission or fee with respect to this Agreement. PowerSPACE shall pay Broker a commission pursuant to the terms of a separate agreement between PowerSPACE and Broker.

          F. Neither Licensee nor anyone claiming by, through or under Licensee shall assign this Agreement or sublet any portion of the Office or permit the use of any portion of the Executive Office Center or Office by any person or entity other than Licensee named herein.

          G. Licensee's liability for the Monthly Base Rent and any other amounts due hereunder shall survive the occurrence of the End Date.

          H. This Agreement is not a lease or any other interest in real property, but merely creates a revocable license. The parties agree that there shall not be a landlord/tenant relationship between PowerSPACE and Licensee. This Agreement is subject and subordinate to any underlying lease or mortgage now or hereafter affecting the Executive Office Center, and as the same may be amended from time to time. Notwithstanding anything contained to the contrary herein, this Agreement shall terminate simultaneously with the termination of the Executive Office Center lease or operation of PowerSPACE's conduct of business at the Executive Office Center for any reason.

          I. Licensee acknowledges that any use of the Executive Office Center shall comply with U.S. Postal Service regulations regarding Licensee's mail. Upon the occurrence of the End Date, Licensee shall notify all parties with whom Licensee does business of the termination of the use of the Office, assigned telephone numbers, and telex and facsimile numbers. For 30 days after the date of the expiration or other termination of this Agreement, PowerSPACE shall, at Licensee's written request and cost, inform incoming callers of Licensee's new telephone number and address, and shall hold or forward to Licensee once a week packages, facsimiles and telexes. After such 30 day period, Licensee agrees that PowerSPACE may (without incurring any liability whatsoever) destroy any returned, unclaimed, or thereafter delivered packages, telexes and facsimiles delivered to the Executive Office Center addressed to Licensee or any principal, employee or agent of Licensee. If Licensee shall provide PowerSPACE with a forwarding address for all mail, then for six months after the End Date or other termination of this Agreement, PowerSPACE shall from time to time, at Licensee's cost and expense, hold and forward to Licensee all mail addressed to Licensee and Licensee agrees to reimburse PowerSPACE for all costs and expenses incurred by PowerSPACE in connection therewith. Licensee's obligations to pay PowerSPACE under the provisions of this Paragraph 15(I) shall survive the termination of this Agreement and the End Date.

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          J.  PowerSPACE may assign this Agreement and/or any fees hereunder and
Licensee consents to any such assignment by PowerSPACE. The obligations of PowerSPACE under this Agreement shall not be binding upon PowerSPACE after the sale, conveyance, assignment or transfer by PowerSPACE of its interest in the Executive Office Center, and in the event of any such sale, conveyance, assignment or transfer, PowerSPACE shall be and hereby is entirely freed and relieved of all covenants and obligations of PowerSPACE hereunder. Except for PowerSPACE, the Indemnities shall not be liable for the performance of PowerSPACE's obligations under this Agreement. Licensee shall look solely to PowerSPACE to enforce PowerSPACE's obligations hereunder and shall not seek any damages against any of the other Indemnities. The liability of PowerSPACE for PowerSPACE's obligations under this Agreement shall be limited to PowerSPACE's interest in the Executive Office Center and Licensee shall not look to any other property or assets of the Indemnities in seeking either to enforce PowerSPACE's obligations under this Agreement or to satisfy a judgment for PowerSPACE's failure to perform such obligations.

          K. If Licensee shall fail to perform any of its obligations hereunder, and PowerSPACE makes any expenditure or incurs any obligation for the payment of money, including, without limitation, reasonable attorneys' fees and disbursements in performing the same for the account of Licensee or in instituting, prosecuting or defending any action, proceeding or arbitration against Licensee as a result thereof, then the same shall be deemed to be additional sums due hereunder and shall be paid by Licensee to PowerSPACE within 5 days of rendition of any statement to Licensee therefor. If any such amounts are not paid when due, then Licensee shall pay each month to PowerSPACE until paid in full, an additional amount equal to the greater of (i) 5% of the amounts due, which were not timely paid hereunder, and (ii) $25. If this Agreement shall have expired or terminated at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by PowerSPACE as damages.

          L. In the event any dispute arises between PowerSPACE and Licensee concerning this Agreement and the rights and obligations hereunder, PowerSPACE shall have the option, but not the obligation, of submitting the matter to arbitration on an expedited basis, pursuant to the procedures established by the American Arbitration Association in the metropolitan area in which the Building is located. The decision of the arbitrator shall be binding on the parties.

          M. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.


                                   PowerSPACE & Services, Inc.


                                   By: /s/ Janet Cunningham
                                       -----------------------------
                                       Authorized Signatory
                                       Name:   Janet Cunningham
                                       Title:  Vice President

                                   _________________________________
                                   Licensee


                                   By: /s/ Tom Sperry
                                       -----------------------------
                                       Name:   Tom Sperry
                                       Title:  Atlas DMT President

                                   Licensee's Federal Tax ID No. 91-1819567
                                                                 ----------


     For value received, the undersigned does hereby unconditionally guarantee the prompt payment and full performance by Licensee of all the terms, covenants, conditions and agreements as contained herein.

                             _______________________________________
                             Guarantor

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                                  SCHEDULE "1"
                               ADDITIONAL SERVICES

Word processing services
Secretarial services
Facsimile services
Photocopying and binding services
Outgoing mail and express delivery services
Office supplies and printing
Purchasing services
Car and Limousine Services
Catering services
Conference room usage in excess of the monthly allowance
Rental of audio visual equipment (e.g., overhead/slide projection, TV/VCR, LED) Overnight delivery and local messenger services
Various administrative assistance for office support services
Use of shared copier or color printer services
Videoconferencing

                                    EXHIBIT A

                              RULES AND REGULATIONS

          1. No advertisement or identifying signs, other than provided by PowerSPACE, or other notices shall be inscribed, painted, or affixed on any part of the corridors, doors, Common Areas or any other portions of the Building. Licensee shall not affix anything to the windows, walls or any other part of the Office or the Executive Office Center. Licensee shall not obstruct any corridors, halls, elevators and stairways or use the same for any purpose other than egress and ingress. Licensee shall not remove furniture, fixtures or decorative material from the Office without the written consent of PowerSPACE and such removal shall be subject to the then regulations and procedures of PowerSPACE and Landlord.

          2. Licensee agrees that its employees, agents and invitees shall at all times wear proper attire suitable to a professional business setting and act accordingly. Licensee and its agents and guests shall not make noises or otherwise interfere with or annoy other licensees and occupants of the Executive Office Center and the Building.

          3. Licensee agrees to protect the furniture and Office, and shall use chair mats and desk pads in the Office and any damage from failure to use the same shall be the responsibility of Licensee.

          4. Licensee shall not, without PowerSPACE's prior written consent, store or operate in the Office or the Executive Office Center any computer (excepting personal computers and fax machines) or any other large business machine, postage equipment, heater, stove, vending machine, refrigerator, coffee maker, stereo equipment, radio, amplification or speaker equipment, reproduction equipment, or other similar appliances or equipment. Licensee shall not do any cooking or use or allow to be used in the Building, oil burning fluids, gasoline, or kerosene for heating, warming, lighting or for any other purpose. No hazardous substances or any explosives or fire arms shall be brought into the Executive Office Center. Licensee shall not permit or tolerate any offensive gases, odors or liquids.

          5. The electrical current shall be used only for ordinary lighting purposes and for personal computers and fax machines and no other purpose, and in no event shall any use by Licensee thereof exceed the electrical capacity for the Office, as determined by PowerSPACE. If Licensee needs electrical current for any other purpose, then Licensee shall request, in writing, permission to use the same and then subject to PowerSPACE's consent therefor, if granted by PowerSPACE, in its sole discretion, then Licensee may use the same for the such purpose and agrees to pay PowerSPACE additional monthly fees therefor.

          6. No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the Executive Office Center by Licensee nor shall any alterations be made on existing locks or bolts.

          7. Licensee shall, before leaving the Office each day, close and securely lock all doors and shut off all lights and other electrical apparatus. Any damage or costs resulting from such failure to do so shall be paid for by Licensee.

          8. Canvassing, soliciting and peddling in the Building are prohibited and Licensee shall not solicit other licensees for any business or other purpose. Smoking shall be prohibited in accordance with all applicable laws.

          9. Licensee will not prop open any corridor doors, exit doors or doors connecting corridors during or after Business Hours.

          10. Licensee will not conduct any activity within the Office, Executive Office Center or Building which in the sole judgment of the PowerSPACE will create excessive traffic or be inappropriate to a shared office environment.

          11. Licensee may not conduct business in the corridors or any other areas except in its Office or the conference rooms.

          12. Without PowerSPACE's prior written consent, Licensee shall not engage in "mass marketing" tactics, including, direct mailings or advertising in newspapers, billboards, yellow pages, etc., using any of PowerSPACE's assigned telephone numbers or take any such action that would generate an excessive number of incoming calls.

          13. Immediately following the use of any conference room and/or audio/visual equipment, Licensee will clean up such conference room and return the equipment to the state and condition it was in prior to Licensee's use. If not, PowerSPACE may charge Licensee for any expenses required to restore the conference space and/or equipment to its original condition prior to such use.

          14. If PowerSPACE determines that any use of either the conference rooms or the Common Areas are inappropriate or may disrupt normal operations, then PowerSPACE may deny Licensee access thereto and/or upon PowerSPACE's request, Licensee shall immediately cease such use.

          15. Licensee will bring no animals into the Executive Office Center except for those assisting disabled individuals.

          16. Licensee will not make any additional copies of any PowerSPACE issued keys. All keys and security cards are the property of PowerSPACE and must be returned upon request or prior to the End Date, whichever is sooner. Any lost or unreturned keys or cards will incur a Twenty-Five Dollar ($25.00) per item charge and the cost to re-key the office.

          17. Licensee will not allow more than 3 visitors in the reception lobby of the Executive Office Center at any one time.

          18. Licensee will cooperate with, and be courteous to, all other occupants of the Executive Office Center and PowerSPACE's staff and personnel.

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

                 RIDER ONE TO SPACE AND SERVICE AGREEMENT DATED
                            OCTOBER 2, 2001, BETWEEN
                POWERSPACE AND SERVICES, INC. ("POWERSPACE") AND
        ATLAS DMT A DIVISION OF AVENUEA A, INC., A WASHINGTON CORPORATION
                                  ("LICENSEE")

                           INTERNET SERVICE AGREEMENT

Rights of Use
The right to use the internet service provided by PowerSPACE is not transferable. Each Licensee who has access to the service must have their own account. If Licensee has multiple users, each must have a separate account in order to access the network. Use of "proxy" servers or other network sharing technologies for purposes of avoiding per user license fees is expressly prohibited.

IP Numbers
Any internet protocol numbers ("IP Numbers") assigned to Licensee by PowerSPACE in connection with the internet service shall be used only in connection with the internet service. In the event that Licensee discontinues use of the service for any reason, or this agreement expires or is terminated for any reason, Licensee's right to use the IP Numbers shall terminate.

Suspension/Termination of Service
PowerSPACE has the right to suspend or terminate internet service to Licensee at any time should PowerSPACE, at its sole discretion, believe that Licensee's use of the internet service violates the terms and conditions of this agreement, in any way inhibits the reasonable commercial use of the Network by other internet service customers and/or licensees, or violates the "Use of Network" provision set forth below.

Disclaimer of Warranty
PowerSPACE exercises no control over, and accepts no responsibility for, the content of the information passing through its host computers, switches, network hubs, and points of presence (the "Network"). PowerSPACE (a) makes no warranties of any kind, whether express or implied, for the services and equipment it is providing and (b) disclaims any warranty of title, merchantability, non-infringement, or fitness for a particular purpose. Use of any information obtained via the Network is at Licensee's own risk. PowerSPACE specifically denies any responsibility for the accuracy or quality of information obtained through its services. PowerSPACE shall not be liable for any delay or failure in performance due to acts of force majeure, which shall include acts of God, earthquakes, power outages, labor disputes, changes in law, regulation or government policy, riots, war, fire, acts or omissions of vendors or suppliers, equipment failures, transportation difficulties, or other occurrences that are beyond PowerSPACE's reasonable control.

Use of Network
Licensee may use the Network only for lawful purposes. Transmission, distribution or storage of any material in violation of applicable law or regulation is prohibited. This includes, without limitation, material protected by copyright, trademark, trade secret or other intellectual property right used without proper authorization, and material that is obscene, defamatory, constitutes an illegal threat, or violates export control laws. Web servers, e-mail servers, and FTP servers are also prohibited. Licensee agrees to indemnify and hold harmless PowerSPACE and its affiliates from any losses, damages, costs or expenses resulting from any third party claim or allegation arising out of or relating to use of the Network or internet services, including any claim or allegation that, if true, would constitute a violation of this provision.

Limitation of Liability
Neither PowerSPACE nor Licensee shall be liable for any direct, incidental, special, punitive or consequential damages that arise out of or relate to this Agreement or the internet services provided hereunder, including without limitation any such damages for loss of data related to delays, non-deliveries, misdeliveries or service interruptions.

System and Network Security
Violations of system or network security by Licensee are prohibited; any may result in termination of service. PowerSPACE may investigate incidents or allegations involving such violations and may involve and will cooperate with law enforcement if a violation is suspected. Examples of system or network security violations include, without limitation, (i) unauthorized access to or use of data, systems or networks, including any attempt to probe, scan or test the vulnerability of a system or network or to breach security or authentication measures without express authorization of the owner of the system or network;
(ii) unauthorized monitoring of data or traffic on any network or system without express authorization of the owner of the system or network; (iii) interference with service to any user, host or network including, without limitation, mail bombing, flooding, deliberate attempts to overload a system and broadcast attacks, or (iv) forging of any TCP-IP packet header or any part of the header information in an email or a newsgroup posting.

ATLAS DMT, a division of AVENUE A, INC.              POWERSPACE & SERVICES, INC.


  /s/ Tom Sperry                                      /s/ Janet Cunningham
---------------------------------------              ---------------------------
Name:  Tom Sperry                                    Name:  Janet Cunningham
Title: President, Atlas DMT                          Title: Vice President


DATE:  October 4, 2001                               DATE:  October 4, 2001
       ------------------------                             --------------------

                                  Page 9 of 9